UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 10, 2008 (December 26, 2007)

ORION ETHANOL, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-15579	87-0348444__
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

307 S. Main
Pratt, Kansas 67124
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (620) 672-2814

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective December 26, 2007, Orion Ethanol, Inc. (the “Company”), engaged the accounting firm of Morison Cogen LLP (“Morison Cogen”) to take over the audit responsibilities from Hein & Associates LLP (“Hein”), who declined to stand for re-election on the same date. The change of auditors was approved by the Company’s Board of Directors.

During the Company’s two most recent fiscal years and any subsequent interim period through to the date of the Company’s engagement of Morison Cogen, neither the Company nor anyone on its behalf, has consulted with Morison Cogen or any other auditor regarding any accounting or audit concerns, including, without limitation, those stated in Item 304(a)(2) of Regulation S-B.

Hein audited the Company’s financial statements for the fiscal year ended December 31, 2006 and Hein’s report is included in the Company’s registration statement on Form SB-2 filed on September 27, 2007. Hein’s report on the Company’s financial statements for the fiscal year ended December 31, 2006 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During its tenure as the Company’s auditor for the Company’s fiscal year ended December 31, 2006 and the subsequent interim period through to the date of Hein’s declination, (1) there were no disagreements between the Company and Hein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Hein’s satisfaction, would have caused Hein to make reference to the subject matter of the disagreement in connection with its report; and (2) except as follows, Hein did not advise the Company of any reportable events of the type described in Item 304(a)(1)(iv)(B) of Regulation S-B. As disclosed in Item 8A of the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 and Item 3(A)(T) of the Company’s Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2007, June 30, 2007, and September 30, 2007, Hein notified management that there was a material weakness in internal control over the preparation, review, presentation and disclosure of the Company’s consolidated financial statements. As a result of the deficiency in design of internal controls, certain legal and consulting expenses that were incurred during fiscal 2006 were not accrued as of December 31, 2006 which deficiency resulted in an adjustment to our financial statements. During the first quarter of the Company’s fiscal year ended December 31, 2007 we took all necessary steps to remedy this deficiency in design over the internal control by putting in place processes that would help us identify and record all our accrued liabilities.

The Company has provided the information required to comply with Item 304(a)(3) of Regulation S-B to Hein and requested that Hein furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Hein’s letter dated January 10, 2008, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

16.1	Letter, dated January 10, 2008, from Hein & Associates LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orion Ethanol, Inc.

By:	/s/ Joshua N. Barker
Joshua N. Barker
President and Co-Chief Executive Officer

Dated: January 10, 2008

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

16.1	Letter, dated January 10, 2008, from Hein & Associates LLP